GUARANTY THIS GUARANTY (this “Guaranty”) is executed as of October 1, 2018 by Hartman Income REIT, Inc., a Maryland corporation, Hartman Short Term Income Properties, XIX, Inc., a Texas corporation, and Hartman Short Term Income Properties XX, Inc., a Maryland corporation (collectively, jointly and severally, together with any permitted successors and assigns, “Guarantor”), for the benefit of Goldman Sachs Mortgage Company (together with its successors and assigns, “Lender”). W I T N E S S E T H WHEREAS, Lender has agreed to make a loan (the “Loan”) to Hartman SPE, LLC, a Delaware limited liability company (“Borrower”), in the original principal amount of $259,000,000.00 (the “Loan Amount”), pursuant to that certain Loan Agreement, dated as of the date hereof, by and between Borrower and Lender (the “Loan Agreement”; capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement); WHEREAS, to evidence the Loan, Borrower has executed and delivered to Lender a promissory note, dated as of the date hereof, in the original principal amount of the Loan Amount (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Note”), and Borrower has or will become indebted, and may from time to time become further indebted, to Lender with respect to the Loan; WHEREAS, Lender requires as a condition to making the Loan that Guarantor agrees to unconditionally guaranty for the benefit of Lender and its successors and assigns, the full and timely payment and performance of the Guaranteed Obligations (as hereinafter defined); WHEREAS, Guarantor directly and/or indirectly owns an interest in Borrower and will derive substantial economic benefit from the making of the Loan by Lender to Borrower; and WHEREAS, Guarantor has agreed to execute and deliver this Guaranty in order to induce Lender to make the Loan. NOW, THEREFORE, to induce Lender to make the Loan to Borrower and in consideration of the substantial benefit Guarantor will derive from the making of the Loan and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows: ARTICLE I NATURE AND SCOPE OF GUARANTY 1.1 Guaranty of Obligations. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender the full and timely payment and performance of all of the 1

Guaranteed Obligations. Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as primary obligor. 1.2 Definitions of Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” means all obligations and liabilities of Borrower pursuant to Section 8.19(b) of the Loan Agreement. 1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute and continuing guaranty of payment and not a guaranty of collection. No exculpatory language contained in any of the other Loan Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor and, if Guarantor is a natural person, after Guarantor’s death, in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that so long as any portion of the Indebtedness shall be outstanding, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence (including the fact that at any time or from time to time the Indebtedness or the Guaranteed Obligations may be increased or reduced) that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor, other than pursuant to a termination of this Guaranty pursuant to Section 6.18. This Guaranty may be enforced by Lender and any subsequent holder of the Note or any part thereof and shall not be discharged by the assignment or negotiation of all or any part of the Note. 1.4 Joint and Several Liability. Notwithstanding anything to the contrary, if Guarantor is comprised of more than one Person, the obligations and liabilities of each such Person under this Guaranty shall be joint and several. 1.5 Guaranteed Obligations Not Reduced by Set-Off. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future set-off, offset, claim or defense of any kind or nature that Borrower, Guarantor or any other Person has or may hereafter have against Lender or against payment of the Indebtedness or the Guaranteed Obligations, whether such set-off, offset, claim or defense arises in connection with the Guaranteed Obligations or otherwise. 1.6 No Duty to Pursue Others; No Duty to Mitigate. It shall not be necessary for Lender (and Guarantor hereby waives any rights that Guarantor may have to require Lender) to take any action, obtain any judgment or file any claim prior to enforcing this Guaranty, including to (i) institute suit or otherwise enforce Lender’s rights, or exhaust its remedies, against Borrower or any other Person liable on all or any part of the Indebtedness or the Guaranteed Obligations, or against any other Person, (ii) enforce Lender’s rights, or exhaust any remedies available to Lender, against any collateral that shall ever have been given to secure all or any part of the Indebtedness or the Guaranteed Obligations, (iii) join Borrower or any other Person liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty or (iv) resort to any 2 other means of obtaining payment of all or any part of the Indebtedness or the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations. 1.7 Payment by Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid or performed when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Lender and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity or any other notice whatsoever, pay in lawful money of the United States of America, the amount due thereon to Lender. Amounts not paid when due hereunder shall accrue interest at the Default Rate from and after the date such amount was due, unless such amounts already include interest at the Default Rate pursuant to the terms of the other Loan Documents. Such demands may be made at any time coincident with or after the time for payment of all or any part of the Guaranteed Obligations and may be made from time to time with respect to the same or different Guaranteed Obligations. 1.8 Application of Payments. If, at any time, there is any Indebtedness or obligations of Borrower to Lender that is not guaranteed by Guarantor, Lender, without in any manner impairing its rights hereunder, may, at its option, apply all amounts realized by Lender from any collateral or security held by Lender first to the payment of such unguaranteed Indebtedness or obligations, with the remaining amounts, if any, to then be applied to the payment of the Indebtedness or obligations guaranteed by Guarantor. 1.9 Waivers. (a) Guarantor hereby assents to all of the terms and agreements heretofore or hereafter made by Borrower with Lender (including the provisions of the Loan Documents) and hereby waives diligence, presentment, protest, demand on Borrower for payment or otherwise, filing of claims, requirement of a prior proceeding against Borrower and all notices (other than notices expressly provided for hereunder, or under the Loan Documents, or required to be delivered under applicable law), including notice of: (i) the acceptance of this Guaranty; (ii) the present existence or future incurring of all or any part of the Indebtedness, or any future change to the time, manner or place of payment of, or in any other term of all or any part of the Indebtedness or the Guaranteed Obligations; (iii) any amendment, modification, replacement or extension of any of the Loan Documents; (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory note or other documents arising under the Loan Documents or in connection with the Property; (v) Lender’s transfer, participation, componentization or other disposition of all or any part of the Loan or this Guaranty, or an interest therein; 3

(vi) the sale or foreclosure (or posting or advertising for sale or foreclosure), or assignment-in-lieu of foreclosure, of any collateral for the Guaranteed Obligations; (vii) any protest, proof of non-payment or default by Borrower, or the occurrence of a breach or an Event of Default, or the intent to accelerate or of acceleration in relation to any instrument relating to the Indebtedness or the Guaranteed Obligations; (viii) the obtaining or release of any guaranty or surety agreement, pledge, assignment or other security for the Indebtedness or the Guaranteed Obligations, or any part thereof; or (ix) any other action at any time taken or omitted to be taken by Lender generally and any and all demands and notices of every kind in connection with this Guaranty, the other Loan Documents and any other documents or agreements evidencing, securing or relating to the Indebtedness or the Guaranteed Obligations, or any part thereof. (b) Guarantor hereby waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not at any time, insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Lender of, this Guaranty. Guarantor hereby further waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not, set up or claim any defense, counterclaim, cross-claim, set-off, offset, right of recoupment or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Lender hereunder, except for the defense of the actual timely performance of the Guaranteed Obligations hereunder. (c) Guarantor specifically acknowledges and agrees that the waivers made by it in this Section and in the other provisions of this Guaranty are of the essence of the Loan transaction and that, but for this Guaranty and such waivers, Lender would not make the Loan to Borrower. 1.10 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained herein, until the repayment in full of the Indebtedness and any New Mezzanine Loan (as defined in the Cooperation Agreement), Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other Person liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor in respect of the Guaranteed Obligations or any other obligations of Borrower. 4

1.11 Reinstatement; Effect of Bankruptcy. Guarantor agrees that if at any time all or any part of any payment at any time received by Lender from, or on behalf of, Borrower or Guarantor under or with respect to this Guaranty is held to constitute a Preferential Payment (as defined in Section 4.4), or if Lender is required to rescind, restore or return all or part of any such payment or pay the amount thereof to another Person for any reason (including the insolvency, bankruptcy reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder), then the Guaranteed Obligations hereunder shall, to the extent of the payment rescinded, restored or returned, be deemed to have continued in existence notwithstanding such previous receipt by Lender, and the Guaranteed Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment as though such previous payment to Lender had never been made. ARTICLE II EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTOR’S OBLIGATIONS 2.1 Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations. Guarantor hereby consents and agrees to each of the following and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected in any way by any of the following, although without notice to or the further consent of Guarantor, and waives any common law, equitable, statutory or other rights (including rights to notice) or defenses that Guarantor might otherwise have as a result of or in connection with any of the following: (a) Modifications. Any change in the time, manner or place of payment of all or any part of the Indebtedness or the Guaranteed Obligations, or in any other term thereof, or any renewal, extension, increase, alteration, rearrangement, amendment or other modification to any provision of any of the Loan Documents or any other document, instrument, contract or understanding between Borrower and Lender or any other Person pertaining to the Indebtedness or the Guaranteed Obligations. (b) Adjustment. Any adjustment, indulgence, forbearance, waiver, consent or compromise that Lender might extend, grant or give to Borrower, Guarantor or any other Person with respect to any provision of this Guaranty or any of the other Loan Documents. (c) Condition of Borrower or Guarantor. Borrower’s or Guarantor’s voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of Borrower’s or Guarantor’s assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, consolidation, merger arrangement, composition, readjustment or the commencement of any other similar proceedings affecting Borrower or Guarantor or any of the assets of either of them, including (A) the release or discharge of Borrower from the payment and performance of its obligations under any of the Loan Documents by operation of law or (B) the impairment, limitation or modification of the liability of Borrower, its partners or Guarantor, or of any remedy for the enforcement of Lender’s rights, under this Guaranty or any of the other Loan Documents, resulting from the operation of any 5 present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court. (d) Invalidity of Guaranteed Obligations. The invalidity, illegality, irregularity or unenforceability of all or any part of this Guaranty or of any of the Loan Documents, or of any other document or agreement executed in connection with the Indebtedness or the Guaranteed Obligations for any reason whatsoever, including the fact that (i) the Indebtedness or the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Indebtedness or the Guaranteed Obligations, or any part thereof, is ultra vires, (iii) the officers or representatives executing the Loan Documents or any other document or agreement executed in connection with the creating of the Indebtedness or the Guaranteed Obligations, or any part thereof, acted in excess of their authority, (iv) the Indebtedness or the Guaranteed Obligations, or any part thereof, violates applicable usury laws, (v) Borrower or Guarantor has valid defenses, claims or offsets (whether at law, in equity or by agreement) that render the Indebtedness or the Guaranteed Obligations wholly or partially uncollectible, (vi) the creation, performance or repayment of the Indebtedness or the Guaranteed Obligations, or any part thereof (or the execution, delivery and performance of any document or instrument representing the Indebtedness or the Guaranteed Obligations, or any part thereof, or executed in connection with the Indebtedness or the Guaranteed Obligations, or given to secure the repayment of the Indebtedness or the Guaranteed Obligations, or any part thereof), is illegal, uncollectible, legally impossible or unenforceable or (vii) any of the Loan Documents or any other document or agreement executed in connection with the Indebtedness or the Guaranteed Obligations, or any part thereof, has been forged or otherwise are irregular or not genuine or authentic. (e) Release of Obligors. Any compromise or full or partial release of the liability of Borrower or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the obligations under this Guaranty or any of the other Loan Documents. (f) Release of Collateral; Other Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by Lender (including negligent, willful, unreasonable or unjustifiable impairment) of, or failure to perfect or obtain protection of, any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Indebtedness or the Guaranteed Obligations; or the taking or accepting of any other security, collateral or guaranty or other assurance of payment for all or any part of the Indebtedness or the Guaranteed Obligations. (g) Offset. Any existing or future right of set-off, offset, claim, counterclaim or defense of any kind or nature against Lender or any other Person, which may be available to or asserted by Guarantor or Borrower. (h) Change in Law. Any change in the laws, rules or regulations of any jurisdiction or any present or future action of any Governmental Authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the obligations of Borrower under any of the Loan Documents or Guarantor under this Guaranty. 6

(i) Event of Default. The occurrence of any Event of Default or any potential Event of Default under any of the Loan Documents, whether or not Lender has exercised any of its rights and remedies under the Loan Documents upon the happening of any such Event of Default or potential Event of Default. (j) Actions Omitted. The absence of any action to enforce any of Lender’s rights under the Loan Documents or available to Lender at law, equity or otherwise, to recover any judgment against Borrower or to enforce a judgment against Borrower under any of the Loan Documents. (k) Other Dealings. The occurrence of any other dealing, transaction, matter or thing between Guarantor and Lender. (l) Application of Sums. The application of any sums by whomsoever paid or however realized to any amounts owing by Guarantor or Borrower to Lender in such manner as Lender shall determine in its sole discretion, subject to, and otherwise in accordance with, the terms of the Loan Agreement and the other Loan Documents. (m) Ownership Interest. Any change in or termination of the ownership interest of Guarantor (whether direct or indirect). (n) Other Circumstances. Any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor generally, it being the unambiguous and unequivocal intention of Guarantor and Lender that the liability of Guarantor hereunder shall be direct and immediate and that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations. 2.2 Indebtedness or Other Obligations of Guarantor. If Guarantor is or becomes liable for any Indebtedness owed by Borrower to Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected by this Guaranty and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any right or remedy under any other instrument or at law or in equity, including the making of multiple demands hereunder. Further, without in any way diminishing or limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all guarantees as may heretofore have been or may hereafter be executed and delivered by Guarantor in favor of Lender, whether relating to the obligations of Borrower under the Loan Documents or otherwise, and nothing herein shall ever be deemed to replace or be in-lieu of any other such previous or subsequent guarantees. 7

ARTICLE III REPRESENTATIONS AND WARRANTIES 3.1 Representations and Warranties. To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor hereby represents and warrants to Lender as of the date hereof as follows: (a) Due Formation, Authorization and Enforceability. Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full power and legal right to execute and deliver this Guaranty and to perform under this Guaranty and the transactions contemplated hereunder. Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty and the transactions contemplated hereunder. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. (b) Benefit to Guarantor. Guarantor hereby acknowledges that Lender would not make the Loan but for the personal liability undertaken by Guarantor under this Guaranty. Guarantor is an affiliate of Borrower and directly or indirectly benefits from the making of the Loan to Borrower. (c) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral granted, or intended to be granted, as security for the Indebtedness or the Guaranteed Obligations; provided, however, Guarantor is not relying on such financial condition or such collateral as an inducement to enter into this Guaranty. (d) No Representation by Lender. Neither Lender nor any other Person has made any representation, warranty or statement to Guarantor or to any other Person in order to induce the Guarantor to execute this Guaranty. (e) Solvency. Guarantor has not entered into this Guaranty with the actual intent to hinder, delay or defraud any creditor. Guarantor received reasonably equivalent value in exchange for the Guaranteed Obligations. Guarantor is not presently insolvent, and the execution and delivery of this Guaranty will not render Guarantor insolvent. (f) No Conflicts. The execution and delivery of this Guaranty by Guarantor, and the performance of transactions contemplated hereunder do not and will not (i) conflict with or violate any Legal Requirements or any governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws) affecting Guarantor or any of its assets or property, (ii) conflict with, result in a breach of, or constitute a default (including any circumstance or event that would be a default but for the lack of due notice or lapse of time or both) under any of the terms, conditions or provisions of any of Guarantor’s organizational documents (if applicable) or any agreement or instrument to which Guarantor is a party, or by which Guarantor or its assets or property are bound or (iii) result in the creation or imposition of any Lien on any of Guarantor’s assets or property. 8

(g) Litigation. There is no action, suit, proceeding, arbitration or investigation pending or, to Guarantor’s knowledge after due and diligent inquiry, threatened against Guarantor in any court or by or before any other Governmental Authority, in each case, which might have consequences that would materially and adversely affect the performance of Guarantor’s obligations and duties under this Guaranty. There are no outstanding or unpaid judgments against Guarantor except as those disclosed simultaneously herewith in the Loan Documents or as otherwise disclosed in writing to Lender. (h) Consents. No consent, approval, authorization, order or filings of or with any court or Governmental Authority is required for the execution, delivery and performance by Guarantor of, or compliance by Guarantor with, this Guaranty or the consummation of the transactions contemplated hereunder, other than those that have been obtained by Guarantor. (i) Compliance. Guarantor is not in default or violation of any regulation, order, writ, injunction, decree or demand of any Governmental Authority, the violation or default of which might have consequences that would materially and adversely affect the condition (financial or otherwise) or business of Guarantor or might have consequences that would materially and adversely affect its performance hereunder. (j) Financial Information. All financial data that have been delivered to Lender with regard to Guarantor (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of Guarantor as of the date of such reports and (iii) have been prepared in accordance with GAAP throughout the periods covered, except as may be explicitly disclosed therein. (k) No Defenses. This Guaranty and the obligations of Guarantor hereunder are not subject to, and Guarantor has not asserted, any right of rescission, offset, counterclaim, cross-claim, recoupment or affirmative or other defense of any kind and neither the operation of any of the terms of this Guaranty nor the exercise of any right hereunder will render the Guaranty unenforceable in whole or in part. (l) Tax Filings. Guarantor has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and has paid, or has made adequate provision for the payment of, all federal, state and local taxes, charges and assessments payable by Guarantor. Guarantor reasonably believes that its tax returns properly reflect the incomes and taxes of Guarantor for the periods covered thereby. (m) No Bankruptcy Filing. Guarantor is not and has never been a debtor in any voluntary or involuntary state or federal bankruptcy, insolvency or similar proceeding. Guarantor is contemplating neither the filing of a petition under any state or federal bankruptcy or insolvency laws nor the liquidation of its assets or property and Guarantor does not have any knowledge (after due and diligent inquiry) of any Person contemplating the filing of any such petition against it. During the ten year period preceding the Closing Date, no such petition has been filed by or against any person who owns or controls, directly or indirectly, ten percent or more of the beneficial ownership interests of Guarantor. 9

(n) No Change in Facts or Circumstances; Full and Accurate Disclosure. There has been no material adverse change in any condition, fact, circumstance or event, and there is no fact or circumstance presently known to Guarantor that has not been disclosed to Lender, in each case that would make the financial statements or other documents submitted in connection with the Loan or this Guaranty inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects, or might have consequences that would materially and adversely affect, Guarantor or its business, operations or conditions (financial or otherwise). (o) Embargoed Person. Other than equityholders that hold interest in the form of stock in Guarantor when and if Guarantor is traded on a nationally recognized public exchange (as to which Guarantor makes no representation), to Guarantor’s knowledge: (i) none of the funds or other assets of Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person; (ii) no Embargoed Person has any interest of any nature whatsoever in Guarantor (whether directly or indirectly) and (iii) none of the funds of Guarantor have been derived from any unlawful activity. Notwithstanding anything to the contrary contained herein, the representations and warranties contained in this subsection shall survive in perpetuity. (p) Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Guarantor, and to the best of Guarantor’s knowledge after due and diligent inquiry, each Person owning an interest in Guarantor (other than equityholders that hold interest in the form of stock in Guarantor when and if Guarantor is traded on a nationally recognized public exchange), to Guarantor’s knowledge: (a) is not currently identified on the OFAC List and (b) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of any Legal Requirement. Guarantor has implemented procedures, and will consistently apply such procedures throughout the term of the Loan and the existence of this Guaranty, reasonably designed to ensure the foregoing representations and warranties remain true and correct during the term of the Loan and the existence of this Guaranty. All representations and warranties made by Guarantor herein are deemed made as of the date hereof and shall survive the execution hereof. ARTICLE IV SUBORDINATION OF CERTAIN DEBT 4.1 Subordination of Guarantor’s Conditional Rights. As used herein, the term “Guarantor’s Conditional Rights” shall mean any and all debts and liabilities of Borrower owed to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been or may hereafter be created or the manner in which they have been or may hereafter be acquired by Guarantor. 10

4.2 Liens Subordinate; Standstill. Notwithstanding any other provision of this Guaranty to the contrary, until the repayment in full of the Indebtedness (including any Indebtedness evidenced by a loan created pursuant to the Cooperation Agreement), Guarantor hereby agrees that (i) all Guarantor’s Conditional Rights and any and all liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor’s Conditional Rights shall be and remain, at all times, inferior and subordinate in all respects to the payment and performance in full of the Indebtedness and any and all liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Indebtedness, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach, (ii) Guarantor shall not be entitled to, and shall not, receive or collect, directly or indirectly, from Borrower or any other Person any amount pursuant to or in satisfaction of any of the Guarantor’s Conditional Rights, other than distributions by Borrower not prohibited by the Loan Documents, and (iii) Guarantor shall not, without the prior written consent of Lender, (x) exercise or enforce any creditor’s right it may have against Borrower in respect of any of the Guarantor’s Conditional Rights or (y) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor. 4.3 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right and authority, either in its own name or as an attorney-in- fact for Guarantor, to prove its claim in any such proceeding and to take such other steps as may be necessary so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments that would otherwise be payable pursuant to or in satisfaction of any of the Guarantor’s Conditional Rights. Guarantor hereby assigns any and all such dividends and payments to Lender. 4.4 Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution that is prohibited by this Guaranty on account of any of the Guarantor’s Conditional Rights and either (i) such amount is paid to Guarantor at any time when any part of the Indebtedness or the Guaranteed Obligations shall not have been paid or performed in full or, (ii) regardless of when such amount is paid to Guarantor, any payment made by, or on behalf of, Borrower to Lender is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other Person, whether under any bankruptcy act or otherwise (such payment, a “Preferential Payment”), then such amount paid to Guarantor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Indebtedness or the Guaranteed Obligations, whether matured or unmatured, in such order as Lender, in its sole and absolute discretion, shall determine. To the extent that any of the provisions of this Article 4 shall not be enforceable, Guarantor agrees that until such time as the Indebtedness and the Guaranteed Obligations have been paid and performed in full and the period of time has expired during which any payment made by Borrower to Lender may be determined to be a Preferential Payment, all of the Guarantor’s Conditional Rights, to the extent not validly waived, shall be subordinate to Lender’s right to full 11 payment and performance of the Indebtedness and the Guaranteed Obligations and Guarantor shall not enforce any of the Guarantor’s Conditional Rights during such period. ARTICLE V NET WORTH; REPORTING 5.1 Net Worth. At all times while any portion of the Principal Indebtedness remains outstanding, Guarantor shall maintain an aggregate Net Worth of no less than $40,000,000.00, and failure to do so at any time shall constitute an immediate Event of Default. For purposes of this Section, “Net Worth” means total assets located in the United States (excluding the value of Guarantor’s direct or indirect interest in Borrower, and excluding goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and expense, deferred research and development costs, deferred marketing expenses, and other like intangibles, but including Net Uncalled Capital Commitments) less total liabilities (including accrued and deferred income taxes, any reserves against assets, and liabilities relating to Guarantor’s direct or indirect interest in Borrower, but excluding contingent liabilities under customary environmental indemnities and non-recourse carveout guaranties until the occurrence of an event that causes such obligations to become a current liability in a liquidated sum), determined in accordance with generally accepted accounting principles, consistently applied. Assets shall be valued on a fair market basis. Guarantor shall not sell, pledge, mortgage or otherwise transfer any of its material assets, or any interest therein, or enter into or effectuate any transaction with any affiliate (including the payment of any dividend or distribution to an equityholder, or the redemption, retirement, purchase or other acquisition for consideration of any interest in Guarantor), in each case if such transaction would cause the Net Worth of the Guarantor to fall below (or further below) the Net Worth thresholds specified above. In the event that Guarantor fails to satisfy the foregoing Net Worth Requirement, it shall not constitute an Event of Default unless Guarantor fails, within ten (10) Business Days of Guarantor’s knowledge of its failure to satisfy the Net Worth Requirement, to either provide an additional guarantor satisfactory to Lender in its sole discretion, whose Net Worth, together with the Net Worth of Guarantor, satisfies the Net Worth Requirement, or to provide additional collateral to Lender of a type and in an amount satisfactory to Lender in its sole discretion. For purposes of this Section, “Net Uncalled Capital Commitments” shall mean the positive difference between (i) Uncalled Capital Commitments and (ii) the outstanding balance of the revolving credit facility that is secured by a lien on such Uncalled Capital Commitments, and “Uncalled Capital Commitments” shall mean the cash amount of capital commitments of Guarantor that have not yet been called and (a) are required to be contributed to Guarantor by the constituent limited partners thereof pursuant to the investment fund constituent documents without having to comply with or satisfy any conditions precedent (other than notification that the required portion of their commitments are being called), excluding any portion of such commitment that expires within 30 days from the date of determination and (b) are made by institutional investors or “Accredited Investors” (as defined under the Securities Act of 1933) that (i) are not subject to a proceeding under the Bankruptcy Code (as defined below), (ii) are not in default under a material provision of their respective subscription agreements, (iii) are not disqualified investors under the respective subscription agreements, the limited partnership agreement of Guarantor or any other agreement relating to the making of such capital 12 contributions and (iv) are investors that the general partner of Guarantor reasonably expects will fund their respective obligations 5.2 Reporting; Existence. The following requirements shall apply to each individual Guarantor: (a) As soon as available, and in any event within 120 days after the close of each Fiscal Year, Guarantor shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Guarantor’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format, or in either case, in such other format as may reasonably be acceptable to Lender, annual financial statements of Guarantor, including a balance sheet, together with related statements of operations and equityholders’ capital and cash flow for such Fiscal Year, audited by a “Big Four” accounting firm or other independent public accounting firm reasonably acceptable to Lender whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP applied on a consistent basis and shall not be qualified as to the scope of the audit. (b) As soon as available, and in any event within 45 days after the end of each Fiscal Quarter (including year-end), Guarantor shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Guarantor’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format, or in either case, in such other format as may be reasonably acceptable to Lender, quarterly and year-to-date unaudited financial statements, prepared for such fiscal quarter with respect to Guarantor, including a balance sheet of Guarantor as of the end of such Fiscal Quarter, together with related statements of operations, equityholders’ capital and cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ending with such Fiscal Quarter, setting forth in comparative form the corresponding figures for the same period for the preceding fiscal year, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true, correct and complete and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments. (c) Guarantor shall make its representatives and officers available to Lender from time to time, upon Lender’s reasonable request, to explain or discuss any financial information provided by Guarantor to Lender under Sections 5.2(a) and (b); provided that for so long as Guarantor is a publicly registered or publicly traded company, Guarantor’s representatives and officers cannot provide information to Lender that is not disclosed to the public under applicable Legal Requirements. (d) Guarantor will preserve and maintain its legal existence. Except as otherwise permitted by the Loan Agreement, Guarantor shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets unless, only with respect to a merger or consolidation or amalgamation, or a sale of all or substantially all of its assets, (i) the surviving entity assumes the obligations of Guarantor hereunder and under the other Loan Documents if not already a party to this Agreement, the Environmental Indemnity and the Cooperation Agreement, and (ii) such transaction does not result in a Prohibited Change of Control or violation of the Net Worth Requirement. 13

(e) Notwithstanding anything contained in Section 5.2(a) or 5.2(b), Guarantor shall not be obligated to provide any information pursuant to either of said sections so long Guarantor is a publicly registered or publicly traded company, and applicable Legal Requirements require that Guarantor file its financial statements publicly. ARTICLE VI MISCELLANEOUS 6.1 Lender’s Benefit; No Impairment of Loan Documents. This Guaranty is for the benefit of Lender and its successors and assigns and nothing contained herein shall impair, as between Borrower and Lender, the obligations of Borrower under the Loan Documents. Subject to the Loan Agreement, Lender and its successors and assigns shall have the right to assign, in whole or in part, this Guaranty and the other Loan Documents to any Person and to participate all or any portion of the Loan, including any servicer or trustee in connection with a Securitization. 6.2 Successors and Assigns; Binding Effect. This Guaranty shall be binding upon Guarantor and its heirs, executors, legal representatives, successors and assigns, whether by voluntary action of the parties or by operation of law. Notwithstanding anything to the contrary herein, Guarantor may in no event delegate or transfer its obligations under, or be released from, this Guaranty, except in accordance with the terms of the Loan Agreement and this Guaranty. 6.3 Borrower. The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of or by Borrower or any interest in Borrower. 6.4 Costs and Expenses. If Guarantor should breach or fail to timely perform any provision of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay to Lender any and all actual and documented costs and expenses (including court costs and attorneys’ fees and expenses) incurred by Lender in connection with the enforcement hereof or the preservation of Lender’s rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations. 6.5 Not a Waiver; No Set-Off. The failure of any party to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations hereunder, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Guaranty, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Guaranty or to declare a default for failure to effect prompt payment of any such other amount. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce any of the Indebtedness or the Guaranteed Obligations. No set-off, counterclaim (other than compulsory counterclaims), reduction, 14 diminution of any obligations or any defense of any kind or nature that Guarantor has or may hereafter have against Borrower or Lender shall be available hereunder to Guarantor. 6.6 PRIOR AGREEMENTS. THIS GUARANTY CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES HERETO IN RESPECT OF THE GUARANTY DESCRIBED HEREIN, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS, CONFIDENTIALITY AGREEMENTS AND COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS GUARANTY AS THEY RELATE TO THE GUARANTY DESCRIBED HEREIN. 6.7 No Oral Change. No modification, amendment, extension, discharge, termination or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by Lender, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Guarantor, shall entitle Guarantor to any other or future notice or demand in the same, similar or other circumstances. 6.8 Separate Remedies. Each and all of Lender’s rights and remedies under this Guaranty and each of the other Loan Documents are intended to be distinct, separate and cumulative and no such right or remedy herein or therein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Lender. 6.9 Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. 6.10 Rules of Construction. All references to sections and exhibits are to sections and exhibits in or to this Guaranty unless otherwise specified. Unless otherwise specified: (i) all meanings attributed to defined terms in this Guaranty shall be equally applicable to both the singular and plural forms of the terms so defined, (ii) “including” means “including, but not limited to” and “including, without limitation” and (iii) the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision, article, section or other subdivision of this Guaranty. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa. 6.11 Headings. The Section headings in this Guaranty are included in this Guaranty for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. 6.12 Recitals. The recitals and introductory paragraphs of this Guaranty are incorporated herein, and made a part hereof, by this reference. 15

6.13 Counterparts; Facsimile Signatures. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Guaranty. 6.14 Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing by expedited prepaid delivery service, either commercial or United States Postal Service, with proof of delivery or attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party to this Guaranty, as the case may be, in a written notice to the other parties to this Guaranty in the manner provided for in this Section). A notice shall be deemed to have been given when delivered or upon refusal to accept delivery. If to Lender: Goldman Sachs Mortgage Company 200 West Street New York, New York 10282 Attention: General Counsel and to: Goldman Sachs Mortgage Company 200 West Street New York, New York 10282 Attention: David Brown with a copy to: Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Attention: John Harrison, Esq. If to Guarantor: Hartman Income REIT, Inc. 2909 Hillcroft Suite 420 Houston, Texas 77057 Attention: Allen R. Hartman 6.15 GOVERNING LAW. (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, WITHOUT REGARD TO CHOICE OF LAW RULES, TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS GUARANTY IS “AN INSTRUMENT FOR THE PAYMENT OF MONEY ONLY” WITHIN THE MEANING OF NEW YORK CIVIL PRACTICE LAW AND RULES § 3213.2. 16

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR OR LENDER ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER HEREBY EACH (i) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (iii) IRREVOCABLY CONSENT TO SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, AT THE RESPECTIVE ADDRESS SPECIFIED HEREIN (AND AGREE THAT SUCH SERVICE AT SUCH ADDRESS IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER ITSELF IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT). 6.16 TRIAL BY JURY. GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, TO THE FULLEST EXTENT THAT EACH MAY LAWFULLY DO SO, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR AND LENDER. 6.17 Brokers and Financial Advisors. Guarantor hereby represents that none of Borrower, Guarantor or any of their respective affiliates has dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Guaranty and/or the other Loan Documents. Guarantor agrees to indemnify and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower, Guarantor or any of their respective affiliates in connection with the transactions contemplated in this Guaranty and/or the other Loan Documents. The provisions of this Section shall survive the expiration and termination of this Guaranty and the repayment of the Indebtedness. 6.18 Termination. 17

(a) Notwithstanding any other provision of this Guaranty to the contrary, after a foreclosure of any New Mezzanine Loan (as defined in the Cooperation Agreement), or a conveyance in lieu thereof, whereby mezzanine lender thereunder acquires title, directly or indirectly, to the equity in Borrower, or if the party or parties that control Borrower cease to be in control of Borrower as a result of the exercise by the mezzanine lender of any remedies under such New Mezzanine Loan, this Guaranty shall terminate with respect to all matters arising from and before such exercise of the mezzanine lender’s remedies (and Guarantor shall have no further liability hereunder for any matters first arising following such exercise of mezzanine lender’s remedies) or conveyance in lieu thereof; provided, however, that Guarantor’s liability hereunder shall be automatically reinstated with respect to any period following the time that any such foreclosure, conveyance or other remedy is set aside, rescinded or invalidated. (b) Subject to Section 1.11, this Guaranty shall be of no further force and effect at the earlier to occur of: (i) such time as there has been full and indefeasible repayment of the Indebtedness and all other liabilities under the Loan Documents (if any) and there is no further obligation to make advances, or (ii) an Assumption of the Loan, or a Defeasance of the Loan in whole (but not in part), provided that in the case of such Assumption or Defeasance, (a) such Assumption or Defeasance, as applicable, is in accordance with the terms of the Loan Agreement, (b) Guarantor shall be released only with respect to obligations and liabilities that arise after the date of such Assumption or Defeasance, as applicable, (c) Guarantor shall remain liable for any obligations or liabilities of Guarantor hereunder that expressly survive the termination of this Guaranty, and (d) in the case of an Assumption, this Guarantor shall have been assumed or replaced in accordance with the Loan Agreement. [No Further Text on this Page; Signature Page Follows] 18